Supplement dated January 26, 2010 to your Prospectus dated May 1, 2009

Hartford Life Insurance Company Separate Account Eleven:

333-72042	HV-5795 PremierSolutions (Standard - Series A)
HV-6779 PremierSolutions (Standard - Series A-II)
HV-7969 PremierSolutions (State of Iowa Retirement Investors Club 403(b))

333-151805	HV-6776 Premier Innovations(SM)
HV-6778 Premier Innovations(SM) (Series II)

Supplement dated January 26, 2010 to your Prospectus dated May 1, 2009

FUND NAME CHANGES

Effective on or about February 16, 2010 the following name changes are made to your prospectus:

Old Name:	New Name:

Jennison 20/20 Focus Fund	Prudential Jennison 20/20 Focus Fund
Jennison Mid Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund, Inc.

As a result of the change, all references to the old names in your prospectus are deleted and replaced with the new names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.